                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 5, 2004

                             ---------------------

                               MASCO CORPORATION
               (Exact name of Registrant as Specified in Charter)

           DELAWARE                         1-5794                        38-1794485
 (State or Other Jurisdiction      (Commission File Number)              (IRS Employer
       of Incorporation)                                              Identification No.)

    21001 VAN BORN ROAD, TAYLOR, MICHIGAN                          48180
   (Address of Principal Executive Offices)                      (Zip Code)

                                 (313) 274-7400
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On November 5, 2004, the Company entered into a U.S.$2,000,000,000 5-Year Revolving Credit Agreement (the "New Credit Agreement") among Masco Corporation and Masco Europe S.a r.l., as borrowers, the banks party thereto, as lenders, and Citibank, N.A., as Syndication Agent, Sumitomo Mitsui Banking Corporation, as Documentation Agent, Bank One, NA, as Administrative Agent, and J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Lead Arrangers and Joint Book Runners. The New Credit Agreement replaces two credit facilities: (i) the U.S. $750 Million 364-Day Revolving Credit Agreement dated as of November 7, 2003 among Masco Corporation and Masco Europe S.a r.l., as borrowers, the banks party thereto, as lenders, Commerzbank AG, Barclays Bank PLC and Keybank, National Association, as Documentation Agents, Citibank, N.A., as Syndication Agent, and Bank One, NA, as Administrative Agent, which agreement expired by its own terms, and (ii) the U.S.$1.25 Billion Amended and Restated 5-Year Revolving Credit Agreement dated as of November 8, 2002 among Masco Corporation and Masco Europe S.a r.l., as borrowers, the banks party thereto, Commerzbank AG, New York and Grand Caymen Branches, and Citibank, N.A., as Administrative Agent, which agreement was terminated in connection with the execution of the New Credit Agreement.

     The New Credit Agreement provides for a five-year unsecured revolving credit facility available to each borrower in U.S. dollars and European euros (with a sublimit for euro borrowings of U.S. $750 million equivalent). Standby letters of credit may also be issued under the facility. The Company may, at its option and subject to customary conditions, request an increase in the aggregate commitment by up to $250 million without the consent of any non-participation lenders. Borrowings will bear interest at various floating rate options as selected by the Company. There are no loans outstanding under the New Credit Agreement.

     The New Credit Agreement contains customary terms and conditions substantially consistent with those contained in the prior credit facilities, including financial covenants requiring a leverage ratio and a minimum consolidated net worth, and events of default based on payment obligations, material inaccuracies of representations and warranties, covenant defaults, insolvency proceedings, monetary judgments, change in control, certain ERISA events and defaults under certain other indebtedness.

     J.P.Morgan Securities Inc., or certain of its affiliates, acts as a depository of funds of, makes loans to and performs other services for the Company from time to time in the normal course of business, including acting as trustee under the Company's indentures. The Company's Chairman of the Board and Chief Executive Officer, Richard A. Manoogian, serves as a director of JPMorgan Chase & Co., an affiliate of J.P.Morgan Securities Inc.

     A copy of the New Credit Agreement is attached hereto as Exhibit 4.

ITEM 1.02.  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     The information provided under Item 1.01 of this report is incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     Under Item 1.01 of this report, on November 5, 2004, the Company entered into a new 5-year revolving credit agreement. The information provided under
Item 1.01 of this report is incorporated herein by reference.

ITEM 8.01.  OTHER EVENTS

     During the first quarter of 2004, the Company determined that several of its European businesses are not core to the Company's long-term growth strategy and, accordingly, embarked on a plan of disposition. As a result, the Company has restated its consolidated financial statements and schedule for the three years ended December 31, 2003, 2002 and 2001 to reclassify and separately state operations classified as discontinued operations during the first quarter of 2004.

     These restated consolidated financial statements and the financial statement schedule and certain related items including, Report of Independent Registered Public Accounting Firm, Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures about Market Risk, and Ratio of Earnings to Fixed Charges, are being filed with this Current Report on Form 8-K in connection with the Company's Registration Statement on Form S-4 being filed concurrently herewith registering Zero Coupon Convertible Senior Notes, Series B Due 2031 to be offered in exchange for the Company's Zero Coupon Convertible Senior Notes Due 2031.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

   4     U.S.$2 Billion 5-Year Revolving Credit Agreement dated as of
         November 5, 2004 among Masco Corporation and Masco Europe
         S.a r.l., as borrowers, the banks party thereto, as lenders, and Citibank, N.A., as Syndication Agent, Sumitomo Mitsui
         Banking Corporation, as Documentation Agent, Bank One, NA, as Administrative Agent, and J.P. Morgan Securities Inc. and
         Citigroup Global Markets Inc., as Joint Lead Arrangers and
         Joint Book Runners. (omitted from this printing)
  23     Consent of PricewaterhouseCoopers LLP relating to Masco
         Corporation's Consolidated Financial Statements and
         Financial Statement Schedule.
  99     Masco Corporation's Consolidated Financial Statements as of
         December 31, 2003 and 2002 and for the years ended 2003, 2002 and 2001, consisting of:
           Consolidated Balance Sheets
           Consolidated Statements of Income
           Consolidated Statements of Cash Flows
           Consolidated Statements of Shareholders' Equity
           Notes to Consolidated Financial Statements and certain related items consisting of:
           Management's Discussion and Analysis of Financial
         Condition and Results of Operations
           Quantitative and Qualitative Disclosures about Market Risk
           Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends
           Schedule II. Valuation and Qualifying Accounts
           Selected Financial Data
           Report of Independent Registered Public Accounting Firm

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          MASCO CORPORATION

                                          By:      /s/ TIMOTHY WADHAMS
                                            ------------------------------------
                                              Name: Timothy Wadhams
                                              Title:  Senior Vice President and
                                                      Chief Financial Officer

November 12, 2004

                                 EXHIBIT INDEX

   4     U.S.$2 Billion 5-Year Revolving Credit Agreement dated as of
         November 5, 2004 among Masco Corporation and Masco Europe
         S.a r.l., as borrowers, the banks party thereto, as lenders, and Citibank, N.A., as Syndication Agent, Sumitomo Mitsui
         Banking Corporation, as Documentation Agent, Bank One, NA, as Administrative Agent, and J.P. Morgan Securities Inc. and
         Citigroup Global Markets Inc., as Joint Lead Arrangers and
         Joint Book Runners. (omitted from this printing)
  23     Consent of PricewaterhouseCoopers LLP relating to Masco
         Corporation's Consolidated Financial Statements and
         Financial Statement Schedule.
  99     Masco Corporation's Consolidated Financial Statements as of
         December 31, 2003 and 2002 and for the years ended 2003, 2002 and 2001, consisting of:
           Consolidated Balance Sheets
           Consolidated Statements of Income
           Consolidated Statements of Cash Flows
           Consolidated Statements of Shareholders' Equity
           Notes to Consolidated Financial Statements and certain related items consisting of:
           Management's Discussion and Analysis of Financial
         Condition and Results of Operations
           Quantitative and Qualitative Disclosures about Market Risk
           Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends
           Schedule II. Valuation and Qualifying Accounts
           Selected Financial Data
           Report of Independent Registered Public Accounting Firm